                                                                  EXHIBIT 4.1


  COMMON STOCK                   [ALTERA LOGO]                   COMMON STOCK


     NUMBER                                                         SHARES

     [SEAL]                                                         [SEAL]

   SFU

                                ALTERA CORPORATION


  THIS CERTIFICATE IS       INCORPORATED UNDER THE LAWS
    TRANSFERABLE IN          OF THE STATE OF DELAWARE
     BOSTON, MA OR
      NEW YORK, NY


THIS CERTIFIES THAT                                            CUSIP 021441 10 0

                    ----------------------------------------

IS THE RECORD
HOLDER OF

                    ----------------------------------------

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         $0.001 PAR VALUE, OF

=============================== ALTERA CORPORATION =============================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
       -------------------

                                     [SEAL]

/s/   C. WENDELL BERGERE                                /s/  RODNEY SMITH
     ----------------------                             -----------------------
     Secretary                                          President and Chief
                                                        Executive Officer


Countersigned and registered:
        BANKBOSTON, NA
             Transfer Agent and Registrar

By:             [SIG]
    ------------------------------------
                    Authorized Signature

                               ALTERA CORPORATION

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM   --  as tenants in common              UNIF TRAN MIN ACT -- ...................Custodian...............
        TEN ENT   --  as tenants by the entireties                                 (Cust)                    (Minor)
        JT TEN    --  as joint tenants with right of                         under Uniform Gifts to Minors
                      survivorship and not as tenants                        Act........................................
                      in common                                                                 (State)


    Additional abbreviations may also be used though not in the above list.


        For value received,___________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________



                                X_______________________________________________
                                 THE SIGNATURE TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                       NOTICE: FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                 CHANGE WHATEVER.

Signature(s) Guaranteed



THE SIGNATURE SHOULD BE GUARANTEED BY A
BROKERAGE FIRM OR A FINANCIAL INSTITUTION
THAT IS A MEMBER OF A SECURITIES APPROVED
MEDALLION PROGRAM, SUCH AS SECURITIES
TRANSFER AGENTS MEDALLION PROGRAM (STAMP),
STOCK EXCHANGES MEDALLION PROGRAM (SEMP)
OR NEW YORK STOCK EXCHANGE, INC.,
MEDALLION SIGNATURE PROGRAM (MSP).